UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2010
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 500, Fort Worth, Texas	76102

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 390-8200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers
2010 Fiscal Year Compensation of Chairman and Chief Executive Officer.
On November 10, 2010, the Compensation Committee of the Board of Directors determined and approved the performance compensation to be paid to Donald R. Horton, Chairman, and to Donald J. Tomnitz, President and Chief Executive Officer, for the fiscal year ended September 30, 2010 (“2010 fiscal year”). Under the 2010 fiscal year performance bonus program, Mr. Horton and Mr. Tomnitz each had the opportunity to earn a performance bonus up to a maximum of two percent of the consolidated pre-tax income of the Company for each quarter in the 2010 fiscal year. For the 2010 fiscal year, Mr. Horton and Mr. Tomnitz each received $1,989,755, which equals two percent of the Company’s consolidated pre-tax income for fiscal 2010.
Performance Determination of Fiscal 2008 Grant of Performance Units.
On February 11, 2008, the Compensation Committee made an award of long-term performance units (“Performance Units”) under the 2008 Performance Unit Plan (“2008 Plan”) to Mr. Horton and Mr. Tomnitz. The performance period for the Performance Units was January 1, 2008 to September 30, 2010 (the “Performance Period”). The performance goals established for the Performance Units were relative return on investment (“ROI”) and relative net sales gains percentage (units) (“NSG%”). Final performance on these metrics would be determined by comparing and ranking the Company’s performance to the Company’s peer group performance, on the same performance goals of ROI and NSG%. The Company’s peer group consisted of nine publicly traded homebuilding companies.
After completion of the 33-month Performance Period (which included periods in our 2008, 2009 and 2010 fiscal years) the Compensation Committee evaluated the relative peer group rankings for both performance goals and the terms of the Performance Units and determined that Mr. Horton vested in a maximum of 525,000 shares of common stock and Mr. Tomnitz vested in a maximum of 350,000 shares of common stock. Prior to awarding a final payout of the Performance Units, the Compensation Committee used its discretion and reduced the maximum payouts by 50% each resulting in a final payout in common stock of 262,500 shares to Mr. Horton and 175,000 to Mr. Tomnitz. Pursuant to the terms of the Performance Units, the number of shares was determined using the closing price of our common stock of $11.12 on September 30, 2010, the last day of the Performance Period.
2011 Fiscal Year Compensation Program of Chairman and Chief Executive Officer.
The base salaries, annual performance-based bonus plans, and other benefits for Mr. Horton and Tomnitz for the fiscal year ending September 30, 2011 (“2011 fiscal year”) were also approved the Compensation Committee. There were no changes in these compensation components from the prior fiscal year. The primary components of the 2011 fiscal year compensation program for each of Mr. Horton and Mr. Tomnitz are set forth in Exhibit 10.1 to this Form 8-K and Exhibit 10.1 is hereby incorporated by reference into this Item 5.02.

Three-Year Performance Restricted Stock Units Award — Vesting in 2013.
On November 11, 2010, the Compensation Committee approved an award of performance restricted stock units (“Performance RSUs”) pursuant to the Company’s 2006 Stock Incentive Plan (“2006 Plan”) to the following executive officers and in the following amounts:

		Target # of Performance
Name	Office	Restricted Stock Units

Donald R. Horton	Chairman of the Board	150,000

Donald J. Tomnitz	President and CEO	150,000
The Performance RSUs relate to a three-year performance period beginning on October 1, 2010 and ending on September 30, 2013. The Performance RSU will vest if four performance goals are satisfied. The four performance goals relate to relative total shareholder return (“TSR”), relative return on investment (“ROI”), relative selling, general and administrative expense containment (“SG&A”) and relative gross profit (“GP”) (collectively, the “Performance Goals”). Each Performance Goal is weighted twenty-five percent (25%) of the target number of 150,000 Performance RSUs. The target number of Performance RSUs may be increased to a maximum number of 300,000 upon maximum achievement of each of the four Performance Goals and decreased to a minimum number of zero upon minimum achievement of each of the four Performance Goals. Performance and percentages that fall between the maximum of 300,000 RSUs, the Target of 150,000 RSUs and the minimum of zero RSUs shall be ranked using linear interpolation. The Company’s peer group includes ten publicly traded homebuilding companies, and with the Company included, includes eleven homebuilding companies in the final rankings.
Each Performance RSU represents the contingent right to receive one share of the Company’s common stock if vesting is satisfied. The Compensation Committee reserves the sole discretion to pay the final earned and vested Performance RSUs in equity, cash or a combination of both. The Performance RSUs have no rights to dividends or voting.
Vesting of the TSR Performance Goal component will be determined after the Performance Period based on a comparison of the Company’s TSR to the S&P 500 Index’s TSR as computed by Standard and Poor’s using their TSR methodology. Vesting of the ROI, SG&A and GP Performance Goal components will be determined after the Performance Period based on the relative ranking of the Company’s performance on each Performance Goal to each peer group company’s performance on each Performance Goal. Any portion of the Performance RSUs that do not vest due to inadequate relative performance will be forfeited. The Compensation Committee may use its sole discretion to adjust downward, in part or in whole the vested Performance RSUs or the value of the Performance RSUs based on performance of the Company, including based on total annual pre-tax income or stock price of the Company, the performance of the participant or other factors in the Compensation Committee’s sole discretion.
The above summary is qualified by reference to the text of the form of RSU Agreement, which is incorporated herein by reference as set forth in Exhibit 10.2.

2010 Fiscal Year Compensation of Other Named Executive Officers.
The Board of Directors on recommendation of the Compensation Committee approved discretionary bonuses to the executive officers listed below consistent with past practices. The executive officers set forth below were “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K) of the Company as of the end of the Company’s 2010 fiscal year. There have been no changes to the discretionary bonus plans of the below listed named executive officers as previously approved by the Board of Directors. A summary of the bonuses is as follows:

		Annual
		Discretionary Bonus
		for the Year Ended
Name	Office	September 30, 2010

Bill W. Wheat	Executive Vice President and Chief Financial Officer	$400,000

Stacey H. Dwyer	Executive Vice President and Treasurer	$400,000
For each of Mr. Wheat and Ms. Dwyer, $175,000 of the annual bonus related to the six months ended March 31, 2010 and $225,000 related to the six months ended September 30, 2010.
2011 Fiscal Year Compensation of Other Named Executive Officers.
The Board of Directors established and approved the 2011 fiscal year annual base salaries and 2011 fiscal year compensation programs for each of Bill W. Wheat and Stacey H. Dwyer. A summary of the 2011 compensation program for each of Mr. Wheat and Ms. Dwyer is set forth in Exhibit 10.3 to this Form 8-K and Exhibit 10.3 is hereby incorporated by reference into this Item 5.02.
Board and Committee Compensation.
On November 11, 2010, the Board of Directors of the Company approved cash director fees, committee member fees and committee chairperson fees to be paid to non-management directors of the Company in the 2011 fiscal year. All director fees remained at the same levels from the prior fiscal year. Board of Directors fees are $15,000 per meeting but not to exceed $60,000 per year. Director fees, committee fees and chairperson fees are only paid to non-management directors. A summary of the non-management director, committee and chairperson fees is set forth in Exhibit 10.4 to this Form 8-K and Exhibit 10.4 is hereby incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

10.1	Summary of Executive Compensation Notification — Chairman and Chief Executive Officer

10.2
Form of Restricted Stock Unit Agreement (incorporated herein by reference from Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, dated September 30, 2010 and filed with the SEC October 6, 2010)

10.3	Summary of Executive Compensation Notification — Other Executive Officers

10.4	Summary of Director, Committee and Chairperson Compensation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D. R. Horton, Inc.
Date: November 16, 2010	By:	/s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Summary of Executive Compensation Notification — Chairman and Chief Executive Officer

10.2
Form of Restricted Stock Unit Agreement (incorporated herein by reference from Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, dated September 30, 2010 and filed with the SEC October 6, 2010)

10.3	Summary of Executive Compensation Notification — Other Executive Officers

10.4	Summary of Director, Committee and Chairperson Compensation